UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 3, 2022

Avangrid, Inc.

(Exact name of registrant as specified in its charter)

New York	001-37660	14-1798693
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

180 Marsh Hill Road Orange, Connecticut	06477
(Address of principal executive offices)	(Zip Code)

Telephone: (207) 629-1190

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	AGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment No. 1 to the Agreement and Plan of Merger

As previously disclosed, on October 20, 2020, Avangrid, Inc. (“Avangrid”), a New York corporation, PNM Resources, Inc., a New Mexico corporation (“PNMR”), and NM Green Holdings, Inc., a New Mexico corporation and wholly-owned subsidiary of Avangrid (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will merge with and into PNMR (the “Merger”), with PNMR surviving the Merger as a direct wholly-owned subsidiary of Avangrid. The Merger Agreement provides that it may be terminated if the Effective Time shall not have occurred by January 20, 2022 (“End Date”), provided that either Avangrid or PNMR may extend the End Date to April 20, 2022 if all conditions to Closing have been satisfied other than the obtaining of all Required Regulatory Approvals.

On January 3, 2022, Avangrid, PNMR and Merger Sub entered into an Amendment to the Merger Agreement (the “Amendment”), pursuant to which Avangrid, PNMR and Merger Sub each agreed to extend the “End Date” until April 20, 2023. The parties acknowledge in the Amendment that the required regulatory approval from the New Mexico Public Regulation Commission (“NMPRC”) has not been obtained and that the parties have reasonably determined that such outstanding approval will not be obtained by April 20, 2022. In light of this outstanding approval, the parties determined to approve the Amendment. As amended, the Merger Agreement may be terminated by each of Avangrid and PNMR under certain circumstances, including if the Merger is not consummated by April 20, 2023 (subject to a three-month extension by Avangrid and PNMR by mutual consent if all of the conditions to the closing, other than the conditions related to obtaining regulatory approvals, have been satisfied or waived).

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

On January 3, 2022, Avangrid, PNMR, Merger Sub and Iberdrola, S.A., the parent of Avangrid and Merger Sub, filed a notice of appeal with the New Mexico Supreme Court. The parties intend to appeal the NMPRC’s December 8, 2021 order rejecting the stipulation agreement and related regulatory commitments agreed to by Avangrid and PNMR which were under consideration by the NMPRC in connection with the requested approval of the Merger.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

2.1	Amendment to Merger Agreement, dated as of January 3, 2022, by and among PNM Resources, Inc., Avangrid, Inc. and NM Green Holdings, Inc.

104	Cover page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

Certain statements made in this Current Report on Form 8-K for Avangrid that relate to future events or expectations, developments, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, and are generally identified by words such as “may,” “will,” “would,” “can,” “expect(s),” “intend(s),” “anticipate(s),” “estimate(s),” “believe(s),” “future,” “could,” “should,” “plan(s),” “aim(s),” “assume(s)”, “project(s)”, “target(s)”, “forecast(s)”, “seek(s)” and or the negative of such terms or other variations on such terms, comparable terminology or similar expressions. These forward-looking statements generally include statements regarding the potential transaction between Avangrid and PNMR, including any statements regarding the expected timetable for completing the potential Merger, the ability to complete the potential Merger, the expected benefits of the potential Merger, projected financial information, future opportunities, and any other statements regarding Avangrid’s and PNMR’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Readers are cautioned that all forward-looking statements are based upon current reasonable beliefs, expectations and assumptions. Neither Avangrid nor PNMR assumes any obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, Avangrid and PNMR caution readers not to place undue reliance on these statements. Avangrid’s and PNMR’s business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond its control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see Avangrid’s Form 10-K and Form 10-Q filings and the information filed on Avangrid’s Forms 8-K with the Securities and Exchange Commission (the “SEC”) as well as its subsequent SEC filings, and the risks and uncertainties related to the proposed Merger with PNMR, including, but not limited to: the expected timing and likelihood of completion of the pending Merger, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the pending Merger that could reduce anticipated benefits or cause the parties to abandon the transaction, the failure by Avangrid to obtain the necessary financing arrangement set forth in commitment letter received in connection with the Merger, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, the possibility that PNMR’s shareholders may not approve the Merger Agreement, the risk that the parties may not be able to satisfy the conditions to the proposed Merger in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed Merger, and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of PNMR to retain and hire key personnel and maintain relationships with its customers and suppliers, and on its operating results and businesses generally. Other unpredictable or unknown factors not discussed in this communication could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANGRID, INC.
(Registrant)

Dated: January 3, 2022	By:	/s/ R. Scott Mahoney
	Name:	R. Scott Mahoney
	Title:	Secretary and General Counsel